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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                       January 15, 1999 (January 13, 1999)

                             LOGAN'S ROADHOUSE, INC.
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             (Exact name of registrant as specified in its charter)

       Tennessee                    0-26400                        62-1602074
  -----------------       -------------------------           ------------------
   (State or Other         (Commission File Number)            (I.R.S. Employer
   Jurisdiction of                                               Identification
   Incorporation)                                                    Number)


                          565 Marriott Drive, Suite 490
                           Nashville, Tennessee 37214
                           --------------------------
               (Address of principal executive offices) (zip code)

                                 (615) 885-9056
                            -------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                             ------------------------
          (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On January 13, 1999, Everett Ramage filed a class action lawsuit in the Chancery Court of Davidson County, Tennessee, naming as defendants Logan's Roadhouse, Inc. (the "Company"), SunTrust Equitable Securities Corporation and all of the directors of the Company. The plaintiff seeks to enjoin the merger (the "Merger") of the Company with CBRL Group, Inc. ("CBRL") or, alternatively, to recover damages in the event the Merger is consummated. The Agreement and Plan of Merger, dated as of December 10, 1998 (the "Merger Agreement"), by and among the Company, CBRL, LRI Merger Corporation and Cracker Barrel Old Country Store, Inc., provides that each outstanding share of the Company's Common Stock will be converted into the right to receive $24.00 in cash (the "Merger Consideration"). The plaintiff claims that the Merger Consideration is unfair and inadequate, that the Company's directors breached their fiduciary duty to the Company's shareholders, that the Company's directors will be unjustly enriched by the Merger and that the Company and its directors failed to disclose material facts and misrepresented matters in the Company's Proxy Statement relating to the Merger. The Company believes the claims against the Company and its directors are without merit and intends to vigorously defend all claims made against them.

         The Company and CBRL do not anticipate that the suit will have any effect on their plans to proceed with the Merger.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial Statements of Business Acquired.

                None Required.

         (b)    Pro Forma Financial Information.

                None Required.

         (c)    Exhibits.

                None Required




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           LOGAN'S ROADHOUSE, INC.


                                           By: /s/ EDWIN W. MOATS, JR.
                                               -------------------------------
                                                 Edwin W. Moats, Jr.
                                               Chairman, President and
                                               Chief Executive Officer

Date: January 15, 1999









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